UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 22, 2005

Alico, Inc.

                Florida                 0-261             59-0906081
                (State of other jurisdiction     (Commission         (IRS Employer
                of incorporation)            File Number)         Identification No.)

                P.O. Box 338, La Belle, FL                     33975
                (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. departure of directors or principal officers; election of directors; appointment of principal officers.

Incorporated by reference is a press release issued by the Registrant on March 28, 2005, attached as Exhibit 99.01, announcing the resignation of the Chief Financial Officer.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.01 - Press release announcing the resignation of the Chief Financial Officer dated March 28, 2005.

Exhibit 99.02 - Copy of Chief Financial Officer resignation letter dated March 21, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC .

Date: March 28, 2005

By: /s/ John R. Alexander
           John R. Alexander
          Chief Executive Officer